EXHIBIT 6(a)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report included herein and to the reference to our firm under the heading "OTHER MATTERS - Independent Auditors" in the Prospectus.


                                        KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
February 15, 1996